UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2025

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firm.

On December 4, 2025, the Audit Committee (the "Audit Committee") of Bel Fuse Inc.'s (“Bel”) Board of Directors (the “Board”), dismissed Grant Thornton LLP (“Grant Thornton”), which is currently serving as Bel’s independent registered public accounting firm and notified Grant Thornton on December 5, 2025. Grant Thornton was previously engaged to audit the Company’s consolidated financial statements for the year ending December 31, 2025. The appointment of Deloitte & Touche LLP does not affect Grant Thornton’s engagement for the year ended December 31, 2025. The decision to change independent registered public accounting firms was recommended by the Audit Committee and approved by the Board on December 4, 2025.

During Bel’s two most recent fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through December 4, 2025, (i) Bel has not had any disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter thereof in connection with its reports on Bel’s consolidated financial statements, and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.  Grant Thornton’s reports on Bel’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Bel provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (the “SEC”) and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01 in response to Regulation S-K Item 304(a) and, if it does not agree, the respects in which it does not agree.  A copy of Grant Thornton’s letter, dated December 10, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Appointment of New Independent Registered Public Accounting Firm.

On December 4, 2025, Bel appointed Deloitte & Touche LLP (“Deloitte”) as Bel’s new independent registered public accounting firm, for the audit of Bel’s consolidated financial statements for the fiscal year ending December 31, 2026 and review of Bel’s consolidated financial statements for the related interim periods, commencing with the review of Bel’s consolidated financial statements for the fiscal quarter ending March 31, 2026. The appointment of Deloitte was recommended by the Audit Committee and approved by the Board on December 4, 2025. This appointment is contingent upon the successful completion of Deloitte's client acceptance procedures.

During Bel’s two most recent fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through December 4, 2025, the date of Deloitte’s appointment, neither Bel, nor anyone on its behalf, consulted with Deloitte regarding: (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bel’s financial statements, and Deloitte did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Deloitte concluded was an important factor considered by Bel in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated December 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2025	BEL FUSE INC.
(Registrant)

By:	/s/Farouq Tuweiq
Farouq Tuweiq
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated December 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)